Employee Benefits	12 Months Ended
Mar. 31, 2025
Employee Benefits [Abstract]
Employee benefits

26.    Employee benefits

Employee benefit expenses are as follows:

	For the fiscal year ended March 31,
(In millions)	2023	2024	2025
Wages and salaries	¥2,009	¥2,271	¥2,671
Social security contributions	244	302	303
Termination benefits	1	39	—
Other	28	5	9
Total	¥2,282	¥2,617	¥2,983

These expenses are included in “Selling, general and administrative expenses” and “Other expenses” in the consolidated statements of profit or loss and other comprehensive income, and in “Intangible assets” in the consolidated statements of financial position. Directly attributable costs associated with software development, including cost of employee benefits and consultant fee are capitalized in accordance with IAS 38, Intangible Assets, which were ¥261 million, ¥291 million and ¥299 million in the year ended March 31, 2023, 2024 and 2025, respectively.